                                                                    EXHIBIT 24.1
                               POWER OF ATTORNEY

     James S. Tisch hereby designates and appoints William C. Long and Gary T. Krenek and each of them (with full power to each of them to act alone) as his attorney-in-fact, with full power of substitution and resubstitution (the "Attorneys-in-Fact"), for him and in his name, place and stead, in any and all capacities, to execute the Annual report on Form 10-K (the "Annual Report") to be filed by Diamond Offshore Drilling, Inc. with the Securities and Exchange Commission and any amendment(s) to the Annual Report, which amendment(s) may make such changes in the Annual Report as either Attorney-in-Fact deems appropriate, and to file the Annual Report and each such amendment to the Annual Report together with all exhibits thereto and any and all documents in connection therewith.

                      SIGNATURE                                   TITLE                     DATE
                      ---------                                   -----                     ----
----------                                                    ---------------

                 /s/ JAMES S. TISCH                    Chief Executive Officer &      February 19, 1999
-----------------------------------------------------    Chairman of the Board
                   James S. Tisch

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

     Lawrence R. Dickerson hereby designates and appoints William C. Long and Gary T. Krenek and each of them (with full power to each of them to act alone) as his attorney-in-fact, with full power of substitution and resubstitution (the "Attorneys-in-Fact"), for him and in his name, place and stead, in any and all capacities, to execute the Annual report on Form 10-K (the "Annual Report") to be filed by Diamond Offshore Drilling, Inc. with the Securities and Exchange Commission and any amendment(s) to the Annual Report, which amendment(s) may make such changes in the Annual Report as either Attorney-in-Fact deems appropriate, and to file the Annual Report and each such amendment to the Annual Report together with all exhibits thereto and any and all documents in connection therewith.

                      SIGNATURE                                   TITLE                     DATE
                      ---------                                   -----                     ----

              /s/ LAWRENCE R. DICKERSON                President and Chief            February 19, 1999
-----------------------------------------------------    Operating Officer
                Lawrence R. Dickerson

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

     Gary T. Krenek hereby designates and appoints William C. Long and Leslie C. Knowlton and each of them (with full power to each of them to act alone) as his attorney-in-fact, with full power of substitution and resubstitution (the "Attorneys-in-Fact"), for him and in his name, place and stead, in any and all capacities, to execute the Annual report on Form 10-K (the "Annual Report") to be filed by Diamond Offshore Drilling, Inc. with the Securities and Exchange Commission and any amendment(s) to the Annual Report, which amendment(s) may make such changes in the Annual Report as either Attorney-in-Fact deems appropriate, and to file the Annual Report and each such amendment to the Annual Report together with all exhibits thereto and any and all documents in connection therewith.

                      SIGNATURE                                   TITLE                     DATE
                      ---------                                   -----                     ----

                 /s/ GARY T. KRENEK                    Vice President and Chief       February 19, 1999
-----------------------------------------------------    Financial Officer
                   Gary T. Krenek

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

     Leslie C. Knowlton hereby designates and appoints William C. Long and Gary
T. Krenek and each of them (with full power to each of them to act alone) as his attorney-in-fact, with full power of substitution and resubstitution (the "Attorneys-in-Fact"), for him and in his name, place and stead, in any and all capacities, to execute the Annual report on Form 10-K (the "Annual Report") to be filed by Diamond Offshore Drilling, Inc. with the Securities and Exchange Commission and any amendment(s) to the Annual Report, which amendment(s) may make such changes in the Annual Report as either Attorney-in-Fact deems appropriate, and to file the Annual Report and each such amendment to the Annual Report together with all exhibits thereto and any and all documents in connection therewith.

                      SIGNATURE                                   TITLE                     DATE
                      ---------                                   -----                     ----

               /s/ LESLIE C. KNOWLTON                  Controller                     February 19, 1999
-----------------------------------------------------
                 Leslie C. Knowlton

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

     Herbert C. Hofmann hereby designates and appoints William C. Long and Gary
T. Krenek and each of them (with full power to each of them to act alone) as his attorney-in-fact, with full power of substitution and resubstitution (the "Attorneys-in-Fact"), for him and in his name, place and stead, in any and all capacities, to execute the Annual report on Form 10-K (the "Annual Report") to be filed by Diamond Offshore Drilling, Inc. with the Securities and Exchange Commission and any amendment(s) to the Annual Report, which amendment(s) may make such changes in the Annual Report as either Attorney-in-Fact deems appropriate, and to file the Annual Report and each such amendment to the Annual Report together with all exhibits thereto and any and all documents in connection therewith.

                      SIGNATURE                                   TITLE                     DATE
                      ---------                                   -----                     ----

               /s/ HERBERT C. HOFMANN                  Director                       February 19, 1999
-----------------------------------------------------
                 Herbert C. Hofmann

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

     Arthur L. Rebell hereby designates and appoints William C. Long and Gary T. Krenek and each of them (with full power to each of them to act alone) as his attorney-in-fact, with full power of substitution and resubstitution (the "Attorneys-in-Fact"), for him and in his name, place and stead, in any and all capacities, to execute the Annual report on Form 10-K (the "Annual Report") to be filed by Diamond Offshore Drilling, Inc. with the Securities and Exchange Commission and any amendment(s) to the Annual Report, which amendment(s) may make such changes in the Annual Report as either Attorney-in-Fact deems appropriate, and to file the Annual Report and each such amendment to the Annual Report together with all exhibits thereto and any and all documents in connection therewith.

                      SIGNATURE                                   TITLE                     DATE
                      ---------                                   -----                     ----

                /s/ ARTHUR L. REBELL                   Director                       February 19, 1999
-----------------------------------------------------
                  Arthur L. Rebell

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

     Michael H. Steinhardt hereby designates and appoints William C. Long and Gary T. Krenek and each of them (with full power to each of them to act alone) as his attorney-in-fact, with full power of substitution and resubstitution (the "Attorneys-in-Fact"), for him and in his name, place and stead, in any and all capacities, to execute the Annual report on Form 10-K (the "Annual Report") to be filed by Diamond Offshore Drilling, Inc. with the Securities and Exchange Commission and any amendment(s) to the Annual Report, which amendment(s) may make such changes in the Annual Report as either Attorney-in-Fact deems appropriate, and to file the Annual Report and each such amendment to the Annual Report together with all exhibits thereto and any and all documents in connection therewith.

                      SIGNATURE                                   TITLE                     DATE
                      ---------                                   -----                     ----

              /s/ MICHAEL H. STEINHARDT                Director                       February 19, 1999
-----------------------------------------------------
                Michael H. Steinhardt

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

     Raymond S. Troubh hereby designates and appoints William C. Long and Gary
T. Krenek and each of them (with full power to each of them to act alone) as his attorney-in-fact, with full power of substitution and resubstitution (the "Attorneys-in-Fact"), for him and in his name, place and stead, in any and all capacities, to execute the Annual report on Form 10-K (the "Annual Report") to be filed by Diamond Offshore Drilling, Inc. with the Securities and Exchange Commission and any amendment(s) to the Annual Report, which amendment(s) may make such changes in the Annual Report as either Attorney-in-Fact deems appropriate, and to file the Annual Report and each such amendment to the Annual Report together with all exhibits thereto and any and all documents in connection therewith.

                      SIGNATURE                                   TITLE                     DATE
                      ---------                                   -----                     ----

                /s/ RAYMOND S. TROUBH                  Director                       February 19, 1999
-----------------------------------------------------
                  Raymond S. Troubh